Exhibit 10.61

OPT00003

REMOTE KNOWLEDGE, INC.

STOCK OPTION GRANT NOTICE
UNDER THE STOCK OPTION PLAN

Remote Knowledge, Inc., a Delaware corporation (the “Company”), pursuant to its Omnibus Stock and Incentive Compensation Plan 2006 (the “Plan”) formally adopted by the Board of Directors on September 7, 2006, attached, hereby grants to the Optionee named below an option to purchase the number of shares of the Company Common Stock set forth below.  This option is subject to all of the terms and conditions set forth herein and in the attached Stock Option Agreement.

Optionee: William H. Moody
Date of Grant: August 13, 2007
Shares Subject to Option: 180,000
Exercise Price Per Share: $0.65
Expiration Date: August 13, 2012

☐ Incentive Stock Option                                            ☒ Non-statutory Stock Option

Vesting Schedule:  This option shall vest and become exercisable in the following installments based on the Optionee’s Continuous Status as an Employee.

Number of Shares (Installment)	Date of Earliest Exercise (Vesting)
15,000	November 13, 2007
15,000	February 13, 2008
15,000	May 13, 2008
15,000	August 13, 2008
15,000	November 13, 2008
15,000	February 13, 2009
15,000	May 13, 2009
15,000	August 13, 2009
15,000	November 13, 2009
15,000	February 13, 2010
15,000	May 13, 2010
15,000	August 13, 2010

In addition, this option shall become fully vested pursuant to the terms specified in Section 6 of the Plan.

Payment:  Payment for options exercised here under shall be made by any method specified in Article 6.6 of the Plan.

Additional Terms/Acknowledgements:  The Optionee acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan.  Optionee acknowledges that as of the date of grant set forth above, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between the Optionee and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of: (1) options previously granted and delivered to the Optionee under the Plan, and (2) the following agreements only:

Other Agreements:
NONE

REMOTE KNOWLEDGE, INC.,	William H. Moody
a Delaware corporation

By:	By:

Printed Name:	Printed Name:

Title:	Date:

Date: